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                                                  (RIVERSOURCE INVESTMENTS LOGO)

                    PROSPECTUS SUPPLEMENT -- JANUARY 15, 2010

RIVERSOURCE TAX-EXEMPT MONEY MARKET FUND
(PROSPECTUS DATED FEBRUARY 27, 2009)                                S-6433-99 AF

At a Special Meeting of Shareholders scheduled to be held on March 10, 2010, shareholders who owned shares of RiverSource Tax-Exempt Money Market Fund on January 15, 2010, will vote on the merger of RiverSource Tax-Exempt Money Market Fund into RiverSource Government Money Market Fund (formerly Seligman Cash Management Fund), a fund that seeks to preserve capital and to maximize liquidity and current income. If approved, the merger is anticipated to take place before the end of the second quarter of 2010.

For more information about RiverSource Government Money Market Fund, please call 1-800-221-2450 for a prospectus.


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S-6433-8 A (1/10)